UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2010

DEER CONSUMER PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34407	20-5526104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-8602-8285

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY STATEMENT

This Amendment No. 1 to the Current Report on Form 8-K filed January 20, 2010, is being made to refile Exhibit 10.6 in order to disclose the identities of the parties contained therein.

 Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

Exhibit 10.6	Distribution Agreement by and between Guangdong Deer Consumer Products, Inc. and Gome Home Appliance Co., Ltd., dated January 15, 2010 (1)

(1)
Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions of the Distribution Agreement. Omitted material for which confidential treatment has been requested has been furnished separately to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2010

DEER CONSUMER PRODUCTS, INC.

By:	/s/ Ying He
Name:	Ying He
Title:	Chief Executive Officer